Exhibit 99.1
Sterne Agee Financial Services Symposium February 9, 2009

BancorpSouth James V. Kelley President and Chief Operating Officer W. Gregg Cowsert Vice Chairman and Chief Lending Officer William L. Prater Executive Vice President Fred G. Keen Vice President 2

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about growth opportunities, potential product expansion, potential market expansion, and the future operating results of BancorpSouth. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Unless otherwise noted, any quotes in this presentation can be attributed to Mr. Kelley. Forward Looking Information 3

Corporate Profile $13.5 billion in assets 8-state financial holding company 315 locations Provides a comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Community banking focus 4 Data as of December 31, 2008

Market Footprint 5

BancorpSouth Ranked “Highest Customer Satisfaction with Retail Banking in the Southeast Region” by J.D. Power and Associates BancorpSouth received the highest numerical score among retail banks in the Southeast (AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, WV ) region in the proprietary J.D. Power and Associates 2008 Retail Banking Satisfaction StudySM. Study based on a total of 19,602 responses measuring 15 providers in the region and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed in January 2008. Your experiences may vary. Visit jdpower.com. J.D. Power and Associates 2008 Retail Banking Satisfaction StudySM Retail Banking Satisfaction Index: · Convenience · Account Initiation/Product Offerings · Fees · Statements · Problem Resolution · Transactions 6

7 Northeast Mississippi Toyota Motor Corporation, $1.3 billion investment Manufacturing facility to be completed in 2009 Production will commence as market conditions allow Mobile, Alabama ThyssenKrupp, $3.7 billion steel plant Northrop Grumman, $600 million investment Nashville, Tennessee Nissan’s new USA corporate headquarters, 850 employees with average salary of over $85,000 Baton Rouge, Louisiana $6.5 billion construction- (Dow Chemical, Ciba-Geigy, Motiva, Formosa) Cyber Command, Barksdale Air Force Base, Bossier City, 10,000 new jobs Nacogdoches, Texas $200 million+ biomass-generated electricity power plant Huntsville, Alabama Redstone Arsenal BRAC military realignment, military/civilian jobs with average salary of $85,000 Regional Growth Drivers

8 Central Mississippi’s Golden Triangle ServCorr Steel, $870 million high tech steel mill Eurocopter, helicopter contract Navistar Defense, military vehicles Dynacorp, aircraft maintenance contract Northwest Florida BRAC military realignments, military/civilian jobs Northeast/Northwest Arkansas Nordex, $100 million German renewable energy production plant Graphic Packaging International, 400+ jobs Nice-Pak Manufacturing, 350 jobs Northwest Mississippi (DeSoto County) Multiple new construction/expansions of $42.5 million South/Central Arkansas Tetra Technologies, oil and gas, $129 million plant construction Lion Oil, $250 million plant improvements Caterpillar, 600 jobs Regional Growth Drivers

Drivers of Other Fee Income 9
Cash Management Product Fees and Service Charges Credit Card Fees Wealth Management
Insurance

BancorpSouth Insurance Services For the fourth quarter of 2008, commissions totaled $18.8 million, a 15.9% increase over the same period in 2007. As of 12/31/08, total commissions and fees were $86.7 million, a 21.7% increase over the same date in 2007. Ranked 10th nationally among bank holding companies for total insurance income in the Michael White Associates and the American Bankers Insurance Association Fee Income Report for the first half of 2008 10 Ranked 34th nationally among insurance brokerage firms by Business Insurance in July of 2008

Growth and Expansion Dynamics Product Expansion
Market Expansion
East Texas Louisiana Gulf Coast
11

Balance Sheet Information Dollars in millions, except per share amounts 12 As of December 31, 2008 2007 % Change Total assets $13,480 $13,190 2.2 Total earning assets 12,210 11,948 2.2 Loans, net of unearned discount 9,691 9,180 5.6 Allowance for credit losses 133 115 15.7 Total deposits 9,712 10,064 -3.5 Common shareholders’ equity 1,240 1,197 3.6 Book value per share $14.92 $14.54 2.6

Operating Results Dollars in millions, except per share amounts 13 “Profitability remains good in a challenging environment.” Twelve Months Ended December 31, 2008 2007 % Change Net interest revenue $440.8 $422.9 4.2 Provision for credit losses 56.2 22.7 147.6 Noninterest revenue 242.4 231.8 4.6 Noninterest expense 452.7 428.1 5.7 Income before income taxes 174.4 203.9 -14.5 Income tax provision 53.9 66.0 -18.3 Net income $120.4 $137.9 -12.7 Net income per share: diluted $1.45 $1.69 -14.2

Performance Ratios 14 “Our operating results have continued to provide solid performance ratios.” Twelve Months Ended December 31, 2008 2007 Return on average assets 0.91% 1.07% Return on average tangible equity 13.41% 16.36% Return on common equity 9.84% 12.31% Net interest margin 3.75% 3.68%

4th Quarter Operating Results Dollars in millions, except per share amounts 15 Three Months Ended December 31, 2008 2007 % Change Net interest revenue $111.3 $109.7 1.5 Provision for credit losses 17.8 7.8 128.2 Noninterest revenue 39.5 55.3 -28.6 Noninterest expense 111.1 110.2 0.8 Income before income taxes 21.9 47.0 -53.4 Income tax provision 5.1 14.8 -65.5 Net income $16.8 $32.2 -47.8 Net income per share: diluted $0.20 $0.39 -48.7

4th Quarter 2008 Dollars in millions, except per share amounts 16 Three Months Ended December 31, 2008 Pretax Writedown After-Tax EPS Write-down of Pooled Trust Preferred Securities $8.6 $0.06 Impairment of Mortgage Servicing Rights $16.3 $0.12

Net Interest Margin 17 “Our asset/liability management strategies have produced a strong and relatively stable net interest margin.” 3.64% 3.66% 3.67% 3.73% 3.75% 3.74% 3.64% 3.66% 3.66% 3.69% 3.72% 3.79% 3.79% 3.00% 3.25% 3.50% 3.75% 4.00% Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08

Earnings Per Share History 18 1.39 1.68 1.43 1.47 1.57 1.69 1.45 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2002 2003 2004 2005 2006 2007 2008

4Q-08 32% 14% 15% 5% 28% 6% Demand — Non-Interest Demand — Interest CDs Savings Short Term Borrowings Other Deposits and Borrowings 19 “Non-CD deposits have risen 12% from 4Q-07 to 4Q-08.” Data based on Average Balances 4Q-07 14% 27% 12% 4% 6% 37% “Demand deposits have risen 14% from 4Q-07 to 4Q-08.”

Deposits 20 as of December 31, 2008 6% 17% 8% 47% 4% 11% 7% TN TX AL AR MO LA MS $8.6 $9.1 $9.6 $9.7 $10.1 $9.7 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 2003 2004 2005 2006 2007 2008 Total Deposits as of December 31 ($ in billions)

Loans 21 as of December 31, 2008 $6.2 $6.8 $7.4 $7.9 $9.2 $9.7 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 2003 2004 2005 2006 2007 2008 Loans Net of Unearned Income as of December 31 ($ in billions) CAGR = 9.23% “Loan growth has continued at a steady pace.” 8% 14% 7% 8% 13% 6% 44% MO LA AR TX AL TN MS

Loan Portfolio as of December 31, 2008, dollars in thousands 22 Outstanding NPL NPL as a Percent of Outstanding Commercial & Industrial $1,288,005 $7,397 0.57% Real Estate 7,565,774 50,606 0.67% Consumer Mortgages 2,096,568 17,970 0.86% Home Equity 511,480 939 0.18% Agricultural 234,024 849 0.36% Commercial & Industrial-Owner Occupied 1,465,027 4,529 0.31% Construction, Acquisition and Development 1,689,719 24,874 1.47% Commercial 1,568,956 1,445 0.09% Credit Cards 93,650 1,416 1.51% All Other 743,848 2,122 0.29% Total Loans $9,691,277 $61,541 0.64%

Real Estate Construction, Acquisition and Development 23 as of December 31, 2008, dollars in thousands Outstanding 90+ Days Past Due Still Accruing Non Accruing Loans NPL NPL as a Percent of Outstanding Multi-Family Construction $43,236 $0 $0 $0 0.00% Condominiums 8,618 0 0 0 0.00% 1-4 Family Construction 362,387 3,181 611 3,792 1.05% Recreation and All Other Loans 49,960 0 0 0 0.00% Commercial Construction 371,301 0 3,513 3,513 0.95% Commercial Acquisition and Developmen 253,291 261 0 261 0.10% Residential Acquisition and Development 600,926 9,039 8,269 17,308 2.88% Real Estate Construction, Acquisition and Development $1,689,719 $12,481 $12,393 $24,874 1.47%

Non-Performing Assets and Loans 90 days or more Past Due / Assets (%) 24 Peer Data from SNL Financial as of 2/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 1.16 0.82 0.73 0.50 0.41 0.56 1.68 0.99 0.67 0.82 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 BXS SNL Bank

Reserve Coverage of Non-Performing Assets and Loans 90 days or more Past Due (%) 25 104.6 102.2 99.51 164.7 215.5 182.6 132.25 120.36 86.77 109.9 0 50 100 150 200 250 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 BXS SNL Bank Peer Data from SNL Financial as of 2/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Net Charge-Offs / Average Loans (%) 26 0.2 0.3 0.3 0.4 0.6 1.7 1.5 1.1 2.4 1.0 0.0 0.5 1.0 1.5 2.0 2.5 3.0 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 BXS SNL Bank Peer Data from SNL Financial as of 2/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Total Equity / Total Assets (%) 27 8.4 8.7 7.8 9.1 9.2 9.3 9.3 9.2 8.9 8.3 7.0 7.5 8.0 8.5 9.0 9.5 10.0 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 BXS SNL Bank Peer Data from SNL Financial as of 2/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Total Risk-Based Capital Ratio (%) for BancorpSouth, Inc. 28 12.0 11.8 11.9 12.1 11.7 11.5 11.6 11.7 11.8 11.9 12.0 12.1 12.2 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08

29 Tangible Equity / Tangible Assets (%) 7.2 7.3 7.1 7.2 7.1 4.7 6.3 4.9 5.2 4.7 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 BXS SNL Bank Peer Data from SNL Financial as of 2/3/09 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

$0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Dividend Growth 30 Cash dividend per share of common stock “Dividend Yield = 4.69% * “ * as of February 3, 2009

Total Shareholder Return including dividends Source: Bloomberg 31 Periods ending 12/31/08 -2.2% -13.5% 3.1% -1.4% -4.6% 6.1% 6.5% 4.8% 10.6% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 5 Year 10 Year 15 Year S&P 500 Index S&P 500 Banks Index BXS

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: William L. Prater James V. Kelley Executive Vice President President and Chief Operating Officer BancorpSouth, Inc. BancorpSouth, Inc. 662-680-2536 662-680-2097 bill.prater@bxs.com jim.kelley@bxs.com

A Leading Regional Bank in the Mid-South

Reconciliation of Non-GAAP Measures As of As of As of As of As of 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008 (Period End Balances) Shareholders’ Equity — A 1 ,196,626 1,223,653 1,233,775 1,242,719 1,240,260 Assets — B 13,189,841 13,154,871 13,399,151 13,300,728 13,480,218 Intangibles — C 2 81,439 302,989 301,896 300,624 297,131 Tangible Equity — D=A-C 9 15,187 920,664 931,879 942,095 943,129 Tangible Assets — E=B-C 1 2,908,402 12,851,882 13,097,255 13,000,104 13,183,087 Total Equity / Total Assets (%) — F=A/B 9.07% 9.30% 9.21% 9.34% 9.20% Tangible Equity / Tangible Assets (%) — G=D/E 7.09% 7.16% 7.12% 7.25% 7.15% YTD YTD YTD YTD YTD 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008 Net Income — H 1 37,943 3 5,145 75,270 103,615 120,411 Amortization of Intangibles, net of tax — I 3 ,133 9 44 1 ,855 2 ,770 3 ,660 Income excluding Amortization of Intangibles — J=H-I 1 41,076 3 6,089 77,125 106,385 124,071 (Average Balances) Assets — K 12,857,135 13,100,524 13,108,332 13,174,346 13,200,801 Shareholders’ Equity — L 1 ,121,000 1,199,457 1,213,013 1,219,170 1,224,280 Intangibles — M 2 58,774 294,082 298,248 299,215 299,194 Tangible Equity — N=L-M 8 62,226 905,375 914,765 919,955 925,086 Return on Average Assets (annualized) — O=H/K 1.07% 1.08% 1.15% 1.05% 0.91% Return on Average Shareholders’ Equity (annualized) — P=H/L 12.31% 11.78% 12.48% 11.35% 9.84% Return on Average Tangible Equity (annualized) — Q=J/N 16.36% 16.03% 16.95% 15.45% 13.41%